SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.c. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): January 31, 2005
                                                         ----------------

                                  ADSERO CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       0-31040               65-0602729
 ----------------------------          ------------         -------------------
ommission           (I.R.S. Employer
      of incorporation)
      of incorporation)                File Number)         Identification No.)


     2085 Hurontario Street, Suite 300, Mississauga, Ontario      L5A 4G1
     -------------------------------------------------------    ----------
            (Address of principal executive offices)            (Zip Code)


                                 (905) 206-1604
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2.  FIANANCIAL INFORMATION


ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of Teckn-O-Laser Global Company

         On January 31, 2005 we executed and closed a Share Purchase Agreement (the "Share Purchase Agreement") dated and effective as of January 2, 2005 among us, YAC Corp. ("YAC"), Teckn-O-Laser Company ("TOL Canada"), 3091503 Nova Scotia Company ("Acquiror"), Teckn-O-Laser Global Company ("Acquiree"), 3091732 Nova Scotia Company ("Callco"), and the shareholders of Acquiree (the "Acquiree Shareholders"). TOL Canada is a wholly owned subsidiary of Acquiree. YAC is a wholly owned subsidiary of ours. Callco is a wholly owned subsidiary of YAC. Acquiror is a wholly owned subsidiary of Callco. Prior to closing, we advanced CDN$1,500,000 (approximately US$1,250,000) to the Acquiree Shareholders for the purpose of having them acquire certain shares of Acquiree capital stock from a third party so that at closing, the Acquiree Shareholders would own all the capital stock of Acquiree. As of closing, the advance was not required to be repaid and represented part of the purchase price for Acquiree.

         Pursuant to the Share Purchase Agreement, we acquired through our indirect subsidiary, Acquiror, all of the issued and outstanding capital stock of Acquiree in exchange for certain payments to be made at closing (the "Closing Payments") and subsequent to closing (the "Post-Closing Payments").

         The Closing Payments consisted of:

      o the issuance to the Acquiree Shareholders of 6,500,000 Acquiror Series I Exchangeable Shares, 6,000,000 of which were issued subject to a Lock Up Agreement dated as of January 2, 2005 that restricts the subsequent sale, transfer, or disposal of a corresponding number of our common shares that will be issued to the holders of the Acquiror Series I Exchangeable Shares upon exchange thereof;

      o the issuance to the Acquiror Shareholders of 1,932,000 Acquiror Preferred Shares; and

      o the payment to the Acquiree Shareholders of CDN$750,000 (approximately US$625,000).

         The Post-Closing Payments consist of:

      o a cash payment to the Acquiree Shareholders of CDN$2,182,000 (approximately US$1,818,333) due March 26, 2006 (the "2006 Payment");

      o a cash payment to the Acquiree Shareholders of CDN$1,000,000 (approximately US$833,333) due March 31, 2007 (the "2007 Payment"); and

      o a cash payment to the Acquiree Shareholders of CDN$1,000,000 (approximately US$833,333) due March 31, 2008 (the "2008 Payment").

         Notwithstanding the forgoing, the 2006 Payment is not due and payable in the event that Acquiree's Earnings Before Interest Taxes Depreciation and Amortization ("EBITDA") for the year ending December 31, 2005, is less than CDN$1,000,000. The 2007 Payment is not due and payable in the event that Acquiree's EBITDA for the year ending December 31, 2006 is less than

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CDN$1,500,000. The 2008 Payment is not due and payable in the event that
Acquiree's EBITDA for the year ending December 29, 2007 is less than CDN$2,000,000.

         Subject to the terms of a Series I Exchangeable Share Voting, Support and Exchange Agreement, dated as of January 2, 2005 (the "Series I Support Agreement"), among us, YAC, Callco, Acquiror and the Acquiree Shareholders holding Series I Exchangeable Shares of Acquiror, the holders have the option of converting any Post Closing Payments due to them into Acquiror Series I Exchangeable Shares at a conversion rate calculated by dividing the dollar amount of any converted payments by an amount representing the greater of:

      o  US$1.00 converted to CDN dollars; or

      o 80% of the average closing price of our common stock converted to CDN dollars for the twenty trading days immediately preceding the date on which an Acquiree Shareholder provides a notice of conversion to Acquiree.

         All holders of Acquiror Series I Exchangeable Shares receive one share of our newly created Series A Preferred Special Voting Stock (the "Series A Preferred Stock") for each Acquiror Series I Exchangeable Share owned. Shares of our Series A Preferred Stock have the right to vote on all matters submitted to the vote of our common shareholders on the basis of one vote for each share held. The Series A Preferred Stock is non-transferable, other than upon sale or exchange on disposition of the corresponding Acquiror Series I Exchangeable Shares, which triggers a requirement for the holder to deliver a like number of shares of Series A Preferred Stock to us for cancellation. The Series I Support Agreement also contains provisions that grant Callco the right, exercisable upon the occurrence of certain events, including the proposed dissolution or liquidation of Acquiror or a prior retraction request by the holder, to require the holders to sell their Series I Exchangeable Shares to Callco. Similarly, the Series I Support Agreement grants the holder the right to require Callco to purchase from the holder all or any part of the holder's Acquiror Series I Exchangeable Shares upon certain events including the institution by Acquiror of any proceeding to be adjudicated a bankrupt or insolvent or to be dissolved or wound up. The Series I Support Agreement further provides for automatic exchange upon the sale of all or substantially all of our assets, or upon our liquidation or dissolution. The Series I Support Agreement further provides that so long as any Acquiror Series I Exchangeable Shares are issued and outstanding, that we and our subsidiaries cannot declare or pay a dividend on our respective common stocks unless an equivalent dividend is declared or paid, as the case may be, on the Series I Exchangeable Shares.

         Subject to the terms of a Preferred Share Purchase and Support Agreement, dated as of January 2, 2005 (the "Preferred Share Support Agreement"), among us, YAC, Callco, Acquiror and the Acquiree Shareholders holding Acquiror Preferred Shares, and subject to Callco's right (the "Retraction Call Right"), exercisable upon the occurrence of certain events to require the holders of Acquiror Preferred Shares to sell such shares to Callco, the Acquiree Shareholders, as holders of Acquiror Preferred Shares, have the rights set forth in Schedule A of the Preferred Share Support Agreement. Dividends are not payable on the Acquiror Preferred Shares but as long as they are outstanding, Acquiror cannot, without the approval of the holders of the Acquiror Preferred Shares, pay any dividends on Acquiror's common shares or redeem or purchase or make any capital distributions in respect of any Acquiror common shares. Holders of Acquiror Preferred Shares are entitled, subject to the exercise of the Retraction Call Right by Callco and compliance with other terms of the Preferred Share Support Agreement, to require

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Acquiror to redeem their Acquiror Preferred Shares at a price of CDN$1.00 per share at specified times. The times at which holders of Acquiror Preferred Shares may make such requests are as follows:

      o  September 1, 2005 : 750,000 Acquiror Preferred Shares;

      o  September 30, 2005 ; 443,250 Acquiror Preferred Shares;

      o  December 31, 2005 : 443,250 Acquiror Preferred Shares; and

      o  March 31, 2006 : 295,500 Acquiror Preferred Shares.

         In the event Acquiror fails or neglects to redeem the Acquiror Preferred Shares for CDN$1.00 as required by the Preferred Share Support Agreement, Acquiror shall redeem such Acquiror Preferred Shares by issuing to the holders thereof 2.5 Series II Exchangeable Shares of Acquiror for each Acquiror Preferred Shares so redeemed.

         Subject to the terms of a Series II Exchangeable Share Voting, Support and Exchange Agreement, dated as of January 2, 2005 (the "Series II Support Agreement") among us, YAC, Callco, Acquiror and the Acquiree Shareholders holding Series II Exchangeable Shares of Acquiror (the "Acquiror Series II Exchangeable Shares"), the holders of the Acquiror Series II Exchangeable Shares have the option, further subject to the right of Callco (the "Retraction Call Right") exercisable upon the occurrence of certain events to require the holders to sell their Acquiror Series II Exchangeable Shares to Callco, to require Acquiror to redeem any or all of the holder's Acquiror Series II Exchangeable Shares at a price equal to:

      o the then current market price for one share of our common stock which is payable by the delivery of one (1) share of our common stock; plus

      o the amount of all cash dividends declared and unpaid by us on our common stock at the effective time of such action; plus

      o the amount of all declared and unpaid non-cash dividends or other distributions by us on our common stock at the effective time of such action.

         Notwithstanding the forgoing, during the first ninety days following the issuance of any Series II Exchangeable Shares, the holder can only require Acquiror to redeem half of their Series II Exchangeable Shares. At any point in time during such first ninety days after the date of issuance of Acquiror Series II Exchangeable Shares but not later, and in addition to other purchase rights granted to Callco under the Series II Support Agreement, Callco has the right to purchase from the holder a number of Acquiror Series II Exchangeable Shares equal to a maximum of half of the Acquiror Series II Exchangeable Shares issued to the holder on the date of issuance by paying to the holder a price of CDN$.50 per Acquiror Series II Exchangeable Share purchased. Acquiror has no obligation to redeem any Acquiror Series II Exchangeable Shares purchased by Callco in this manner.

         All holders of Acquiror Series II Exchangeable Shares receive one share of our Series A Preferred Stock for each Acquiror Series II Exchangeabvle Shares owned by them. Contemporaneously with the completion of any transaction pursuant to which any Acquiror Series II Exchageable Shares held by a holder are retracted, redeemed, purchased or exchanged, such holders shall surrender to us a like number of shares of Series A Preferred Stock for cancellation. Holders of Acquiror Series II Exchangeable Shares are entitled to receive dividends on such shares at the times and in the amounts of any dividends declared by us on our common stock. The Series II Support Agreement also places limitations on Acquiror's ability to pay dividends on its common stock while shares of Acquiror Series II Exchangeable Shares are issued and outstanding. The Series II Support Agreement grants the holder the right to require Callco to purchase from the holder all or any part of the holder's Acquiror Series II Exchangeable Shares upon certain events including the institution by Acquiror of any proceeding to be adjudicated a bankrupt or insolvent or to be dissolved or wound up. The Series II Support

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Agreement further provides for automatic exchange upon our liquidation or dissolution or upon the sale of all or substantially all of our assets.

         Pursuant to the Share Purchase Agreement, we also agreed to issue an aggregate of 300,000 non-statutory stock options pursuant to our existing Stock Option Plan to employees of TOL Canada. The options granted to each employee have a maximum term of 10 years and vest in equal amounts, each equal to 1/3 of the total number of options granted to the employee, on each of the first, second and third anniversaries of the date of grant. Non-vested options terminate upon the employee's death, permanent disability or termination of employment. Vested options terminate 60 days after an employee's death, permanent disability or termination of employment except in cases where termination is for cause, in which event they terminate at the time of termination of employment. Effective January 31, 2004 we granted an aggregate of 227,500 options to 12 TOL Canada employees with an exercise price of US$1.57 per share, which was the closing market price for our common stock on January 31, 2005.

         Pursuant to the Share Purchase Agreement, Wayne Maddever resigned his positions as our President and Chief Executive Officer effective at closing and the vacancy thereby created was immediately filled by Yvon Leveille. At closing we also appointed Alain Lachambre as our Vice President - Sales and Marketing. In connection therewith, we entered into renewable 3 year employment agreements with each of Yvon Leveille and Alain Lachambre. Messrs. Leveille and Lachambre were also appointed at that time to our board of directors. The initial base annual salaries payable to Messrs. Leveille and Lachambre under their employment agreements are CDN$175,000 and CDN$166,000, respectively. The employment agreements further provide for the payment of performance based bonuses.

         In connection with the Share Purchase Agreement and pursuant to our financing agreement with Manchester Consolidated Corp. ("Manchester") we are obligated to pay Manchester a financing fee for its role in arranging the transaction equal to 5% of the transaction value. The transaction value is CDN$15,382,000 (approximately US$12,818,333). 5% of which is CDN$769,100
(approximately US$640,917). Pursuant to the forgoing, we have agreed to pay Manchester CDN$350,000 in cash (approximately US$291,667) and pay the CDN$419,100 balance through the issuance of shares of our common stock valued at US$.50 per share resulting in an obligation to issue 698,500 shares.

         In a related transaction to the Share Purchase Agreement, effective January 1, 2005 we acquired Teckn-O-Laser USA, Inc. ("TOL USA") from Teckn-O-Laser Global Inc. pursuant to a Share Purchase Agreement. TOL USA is the US arm of the Teckn-O-Laser group of companies.

         The Teckn-O-Laser group manufacturers and distributes imaging products, including remanufactured toner cartridges and remanufactured inkjet cartridges. These products are sold, directly and indirectly, to original equipment manufactures, wholesale distributors, and retail office suppliers, both domestically and internationally. All such products are designed to reduce environmental waste while producing significant cost savings for the end consumer and businesses.

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Loan Agreement

         In conjunction with the Share Purchase Agreement, we entered into Loan Agreement (the "Loan Agreement") dated as of January 26, 2005 with Teckn-O-Laser Company (the "Borrower"), YAC Corp. ("YAC"), 3091732 Nova Scotia Company ("Callco"), 3091503 Nova Scotia Company ("TAC"), Teckn-O-Laser Global Company ("TOLG"), Teckn-O-Laser USA Inc. ("TOL USA") and Barrington Bank International Limited ("Lender"). Pursuant to the Loan Agreement, on January 31, 2005 Lender loaned CDN$2,000,000 (approximately US$1,666,666) to Borrower which facilitated our ability to meet our obligations under the Share Purchase Agreement. The loan, which is secured by all of our assets, is guaranteed by each of us, YAC, Callco, TAC, TOLG and TOL USA. It has a maximum term of 5 years and 1 day subject to acceleration upon default or to earlier payment. Interest of 12% per annum is due on the loan during the first 12 months of the term and interest of 20% per annum is due on the loan thereafter. The loan can be prepaid by Borrower in whole or in part. However, in the event prepayment occurs prior to the 1 year anniversary of the loan, Borrower is obligated to pay a prepayment fee equal to the amount of additional interest that Borrower would have paid on the loan from the date of prepayment through the date of the 1 year anniversary of the loan. Commencing on the 6 month anniversary of the loan, Lender has the right to convert the remaining principal balance of the loan into shares of our common stock at a conversion price of US$1.00 per share. As further consideration for the loan, we have agreed to issue 200,000 shares of our common stock to Lender and to include such shares in a registration statement to be filed by us that will register the resale of such shares. In connection with the loan, we, the Borrower, the Lender and the Guarantors have entered into a series of related agreements principally designed to protect the interests of the Lender in making the loan.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
           ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         Effective upon the January 31, 2005 closing of the Share Purchase Agreement described in detail in Item 2.01 hereof, Wayne Maddever resigned his positions as our President and Chief Executive Officer. Immediately following such resignation, we appointed Yvon Leveille as our President, Chief Executive Officer and a Director and appointed Alain Lachambre as our Vice-President Sales and Marketing and a Director.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired - Required financial statements respecting our acquisition of Teckn-O-Laser Global Company will be filed on or before April 16, 2005.

(b) Pro-Forma Financial Information of Business Acquired - Required pro-forma financial statements respecting our acquisition of Teckn-O-Laser Global Company will be filed on or before April 16, 2005.

(c) EXHIBITS                        DESCRIPTION

4.1 Certificate of Designation of Registrant creating Series A Special Voting Preferred Stock as filed with the Delaware Secretary of State on January 25, 2005.

4.2      Form of Option Agreement for TOL Canada Employees.

10.1 Share Purchase Agreement dated as of January 2, 2005 among Registrant, YAC Corp., Teckn-O-Laser Company, 3091503 Nova Scotia Company, Teckn-O-Laser Global Company, 3091732 Nova Scotia Company and the Shareholders of Teckn-O-Laser Global Company.

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10.2     Series I Exchangeable Shares Voting and Exchange and Support Agreement
         dated as of January 2, 2005 among Registrant, YAC Corp., 3091732 Nova Scotia Company, 3091503 Nova Scotia Company and the persons holding Exchangeable Shares of 3091503 Nova Scotia Company.

10.3 Series II Exchangeable Shares Voting and Exchange and Support Agreement dated as of January 2, 2005 among Registrant, YAC Corp., 3091732 Nova Scotia Company, 3091503 Nova Scotia Company and the persons holding Exchangeable Shares of 3091503 Nova Scotia Company.

10.4 Preferred Share Purchase and Support Agreement dated as of January 2, 2005 among Registrant, YAC Corp., 3091732 Nova Scotia Company, 3091503 Nova Scotia Company and the persons holding Preferred Shares of 3091503 Nova Scotia Company.

10.5 Share Purchase Agreement dated as of January 1, 2005 among Registrant, Teckn-O-Laser Global Inc., and Teckn-O-Laser USA Inc.

10.6 Lock Up Agreement dated as of January 2, 2005 among 9144-6773 Quebec, Inc., 9144-6906 Quebec, Inc., 3091503 Nova Scotia Company, Registrant, YAC Corp., and 3091732 Nova Scotia Company.

10.7 Employment Agreement dated January 31, 2005 among Teckn-O-Laser Company, Alain Lachambre and Registrant.

10.8 Employment Agreement dated January 31, 2005 among Teckn-O-Laser Company, Yvon Leveille and Registrant.

10.9 Loan Agreement dated as of January 26, 2005 among Teckn-O-Laser Company, Registrant, YAC Corp., 3091503 Nova Scotia Company, 3091732 Nova Scotia Company, Teckn-O-Laser Global Company, Teckn-O-Laser USA Inc. and Barrington Bank International Limited.

10.10 Pledge and Security Agreement dated as of January 26, 2005 between Registrant and Barrington Bank International Limited.

10.11 Guaranty Agreement dated as of January 26, 2005 among Registrant, YAC Corp., Teckn-O-Laser USA Inc., and Barrington Bank International Limited.

10.12 Funding and Pay Off Agreement dated as of January 31, 2005 among Teckn-O-Laser Global Company, Teckn-O-Laser Company, Teckn-O-Laser USA Inc., Yvon Leveille, Alain Lachambre, Celine Plourde, Registrant, YAC Corp., 3091732 Nova Scotia Company, 3091503 Nova Scotia Company, Caisse de depot et placement du Quebec, and Barrington Bank International Limited.

10.13 Security Agreement dated as of January 26, 2005 between Registrant and Barrington Bank International Limited.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ADSERO CORP.



Dated:   February 4, 2005               By: /s/ William Smith
                                            -----------------
                                            Name:  William Smith
                                            Title: Secretary, Treasurer,
                                                   Chief Financial Officer


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